UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report
to Shareholders

Deutsche Multisector Income Fund

(formerly Deutsche Unconstrained Income Fund)

Contents

3 Letter to Shareholders

4 Portfolio Management Review

10 Performance Summary

13 Portfolio Summary

14 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

31 Statements of Changes in Net Assets

33 Financial Highlights

38 Notes to Financial Statements

58 Report of Independent Registered Public Accounting Firm

59 Information About Your Fund's Expenses

60 Tax Information

61 Advisory Agreement Board Considerations and Fee Evaluation

66 Board Members and Officers

71 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process

Under normal circumstances, the fund invests mainly in a multi-sector portfolio of domestic and foreign fixed income securities. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the fixed income securities market. In choosing individual fixed income securities, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness. Total return is a combination of capital appreciation and current income.

Deutsche Multisector Income Fund returned 5.43% during the 12-month period ended October 31, 2017, outpacing the 1.76% return for its benchmark, the Bloomberg Barclays U.S. Universal Index.

The past year brought mixed results for the global bond market. Although U.S. Treasuries and agency mortgage-backed securities posted losses, categories with above-average sensitivity to economic growth registered healthy gains.

Several factors combined to fuel the underperformance for U.S. government bonds. The election of Donald Trump as President of the United States in November 2016 prompted investors to ratchet up their expectations for the economy in the early part of the period. Bond yields spiked higher in response, leading to poor returns for rate-sensitive assets through mid-December 2016. The 10-year U.S. Treasury note, which traded as low as 1.79% in the week prior to election, surged to 2.60% on December 16, 2016. (Prices and yields move in opposite directions.) This proved to be the high-water mark for the annual period, as yields subsequently trended lower as the surprise of the election wore off and the markets began to see a lower likelihood that Republicans would be able to enact their policy proposals. Nevertheless, U.S. Treasuries continued to lag at a time in which the U.S. Federal Reserve (Fed) was raising rates and preparing to unwind its stimulative quantitative easing policy.

The backdrop of faster growth and positive investor sentiment, while a headwind to U.S. Treasuries, was highly supported for other areas of the market. Investment-grade corporate bonds registered solid gains on the year, thanks to the combination of rising earnings and investors’ robust appetite for yield. High-yield bonds produced even stronger returns, reflecting the improving default outlook and the uptrend in oil prices. Emerging-markets debt also registered a strong gain, as the initial concerns about the impact of a Donald Trump presidency gave way to expanding optimism regarding the prospects for economic growth in the developing world.

Fund Performance

In this environment, the fund was helped by its focus on the credit-sensitive areas of the market and corresponding underweight in U.S. Treasuries and mortgage-backed securities.

The strongest positive contribution to performance came from our substantial allocation to high-yield bonds. We held a significant weighting in the asset class on the belief that improving economic conditions, low defaults and a favorable balance of supply and demand in the market would fuel outperformance, and that indeed proved to be the case. While we maintained a sizeable weighting in high yield, we shifted our positioning within the category. Rather than investing primarily in individual bonds, we rotated a large portion of the position into exchange-traded funds and derivative instruments such as credit default swaps. In addition to insulating the portfolio from the idiosyncratic risk associated with single securities, this approach offered a higher degree of liquidity to adjust our allocations quickly and efficiently in response to changes in the risk/return equation. We believed this approach was the most prudent course given the extent to which yield spreads compressed in the past year.

The fund’s overweight position in emerging-markets bonds made a healthy contribution to returns, as well. The basis for the overweight was our view that the emerging markets offered compelling valuations compared to other fixed-income asset classes, which translated to greater upside potential. In addition, we believed the higher yields provided a favorable starting point for total returns. The strongest returns came from our positions in higher-yielding countries, including Argentina and issuers in Sub-Saharan Africa. We also benefited from holding local-currency issues via an exchange-traded fund and positions in Indonesia and Mexico. Conversely, we lost some relative performance from certain positions in Turkey, as well as a zero weighting in Brazil.

"We maintained a focus on looking for opportunities in the higher-yielding market segments, while maintaining a strict emphasis on managing risk and identifying values."

In the portion of the fund allocated to investment-grade debt, we added value by tilting toward the higher-yielding segments of the corporate bond market over the lower-risk, lower-yielding areas that generally underperformed. An allocation to Portugal was a further positive. However, our positions in U.S. Treasuries and agency mortgage-backed securities, to the extent that we invested in these categories, detracted from results. We held an underweight in the investment-grade space overall, as we found less attractive values in this area. We largely used this segment of the portfolio as a source of liquidity given that we continued to see better opportunities among higher-risk assets.

We generally keep duration near that of the benchmark since we strive to add value via allocation and security selection rather than making "bets" on the direction of interest rates. With that said, we benefited from having a below-benchmark duration early in the period when yields surged in the immediate aftermath of the election. We kept this underweight throughout the year, based on our view that yields were likely to trend upward over time as the Fed normalized policy.

Our currency positioning was also helpful to performance. We established a long position in the Mexican peso in early 2017 after the currency sold off on concerns about a possible shift in trade policy under the Trump Administration. The peso rebounded as it became apparent that these fears had been exaggerated, adding value for the fund.

The fund used derivatives during the course of the period. In addition to owning credit default swaps to facilitate exposure to the high-yield market, which helped performance, we used derivatives to manage foreign currency exposure of certain positions in foreign bonds. This aspect of our positioning was a modest contributor, as well. We also used interest-rate futures and swaps to manage the fund's duration exposure (interest-rate sensitivity), which was a small detractor. In the aggregate, our use of derivatives was a small net positive.

Outlook and Positioning

We continue to see a positive foundation for the credit sectors within the fixed-income market. Economic growth remains in the "sweet spot," fast enough to support healthy credit conditions yet not so strong as to spur a meaningful acceleration of inflation or to prompt the Fed to adopt a more aggressive policy. Still, we think an element of caution is warranted with yield spreads on higher-risk assets trading at very tight levels on a historical basis. We believe these factors may point to an environment in which the potential for price appreciation is likely to be limited, and where yield should account for a large portion of bonds’ total returns. We therefore maintained a focus on opportunities in the higher-yielding market segments, while maintaining a strict emphasis on managing risk and identifying values.

Portfolio Management Team

Prior to August 1, 2017, the portfolio management team was as follows:

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Effective August 1, 2017, the portfolio management team is as follows:

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Kevin Bliss, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2000. Prior to his current role, he served as a rates and credit portfolio manager in London from 2009 to 2016.

— Fixed Income Portfolio Manager: New York.

— BA in International Relations (Concentration in Security Studies, Minor in Business), Boston University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Agency mortgage-backed securities are bonds that are secured by mortgage debt and issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae or Freddie Mac.

Quantitative easing entailed the Fed's purchase of government and other securities from the market in an effort to increase money supply.

An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund but that trades like a stock on an exchange.

Yield spread refers to differences between yields on differing debt instruments, calculated by subtracting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	5.43%	2.31%	4.73%
Adjusted for the Maximum Sales Charge (max 2.75% load)	2.54%	1.74%	4.44%
Bloomberg Barclays U.S. Universal Index†	1.76%	2.49%	4.48%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	4.62%	1.55%	3.94%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.62%	1.55%	3.94%
Bloomberg Barclays U.S. Universal Index†	1.76%	2.49%	4.48%
Class R6		1 Year	Life of Class*
Average Annual Total Returns as of 10/31/17
No Sales Charges		5.71%	1.81%
Bloomberg Barclays U.S. Universal Index†		1.76%	2.82%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	5.61%	2.55%	4.95%
Bloomberg Barclays U.S. Universal Index†	1.76%	2.49%	4.48%
Institutional Class		1-Year	Life of Class**
Average Annual Total Returns as of 10/31/17
No Sales Charges		5.92%	2.34%
Bloomberg Barclays U.S. Universal Index†		1.76%	2.82%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 1.08%, 1.83%, 0.86%, 0.89% and 0.84% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Multisector Income Fund — Class A ■ Bloomberg Barclays U.S. Universal Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 commenced operations on August 25, 2014.

** Institutional Class commenced operations on November 3, 2014.

† The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/17	$ 4.64	$ 4.67	$ 4.64	$ 4.65	$ 4.65
10/31/16	$ 4.56	$ 4.59	$ 4.55	$ 4.57	$ 4.57
Distribution Information as of 10/31/17
Income Dividends, Twelve Months	$ .15	$ .12	$ .16	$ .16	$ .16
October Income Dividend	$ .0142	$ .0112	$ .0154	$ .0149	$ .0150
Return of Capital	$ .0063	$ .0052	$ .0067	$ .0067	$ .0067
SEC 30-day Yield‡‡	3.43%	2.82%	3.69%	3.66%	3.79%
Current Annualized Distribution Rate‡‡	3.67%	2.88%	3.98%	3.85%	3.87%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16

Corporate Bonds	41%	45%
Government & Agency Obligations	28%	25%
Exchange-Traded Funds	9%	10%
Collateralized Mortgage Obligations	7%	6%
Asset-Backed	4%	2%
Commercial Mortgage-Backed Securities	3%	4%
Cash Equivalents	3%	4%
Loan Participations and Assignments	3%	4%
Mortgage-Backed Securities Pass-Throughs	2%	—
	100%	100%

Quality (Excludes Securities Lending Collateral, Cash Equivalents and ETFs)	10/31/17	10/31/16

AAA	18%	21%
AA	1%	1%
A	9%	6%
BBB	24%	28%
BB	21%	25%
B	15%	15%
Below B	3%	3%
Not Rated	9%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/17	10/31/16

Effective Maturity	6.5 years	6.1 years
Effective Duration	3.7 years	4.2 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

Investment Portfolio as of October 31, 2017

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 39.6%
Consumer Discretionary 5.0%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026		850,000	874,437
Altice Financing SA, 144A, 7.5%, 5/15/2026		1,800,000	1,973,250
American Axle & Manufacturing, Inc., 144A, 6.25%, 4/1/2025 (b)		850,000	871,250
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		180,000	189,900
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		182,000	186,778
CCO Holdings LLC, 144A, 5.875%, 5/1/2027		1,640,000	1,717,408
Charter Communications Operating LLC, 144A, 3.75%, 2/15/2028		730,000	705,921
CSC Holdings LLC:
5.25%, 6/1/2024		230,000	228,994
144A, 5.5%, 4/15/2027		1,800,000	1,854,000
144A, 10.125%, 1/15/2023		1,000,000	1,145,000
CVS Health Corp., 5.125%, 7/20/2045		330,000	368,752
Dana, Inc., 5.5%, 12/15/2024		185,000	195,175
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		105,000	107,100
Mediacom Broadband LLC, 6.375%, 4/1/2023		430,000	447,200
Nordstrom, Inc.:
4.0%, 3/15/2027 (b)		290,000	285,456
5.0%, 1/15/2044		460,000	434,744
Penske Automotive Group, Inc., 5.5%, 5/15/2026		245,000	252,350
SFR Group SA, 144A, 7.375%, 5/1/2026		1,785,000	1,918,875
Viking Cruises Ltd., 144A, 6.25%, 5/15/2025		325,000	336,375
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		1,600,000	1,660,320
			15,753,285
Consumer Staples 0.4%
BAT Capital Corp., 144A, 4.54%, 8/15/2047		370,000	380,827
Kraft Heinz Foods Co., 4.375%, 6/1/2046		835,000	815,367
Molson Coors Brewing Co., 4.2%, 7/15/2046		205,000	202,042
			1,398,236
Energy 8.4%
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		100,000	104,250
Canadian Natural Resources Ltd.:
3.85%, 6/1/2027		350,000	357,347
4.95%, 6/1/2047		275,000	297,433
Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/2024		1,600,000	1,826,000
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025		630,000	622,125
Continental Resources, Inc., 5.0%, 9/15/2022		1,000,000	1,011,250
Crestwood Midstream Partners LP, 6.25%, 4/1/2023		1,600,000	1,664,000
Energy Transfer LP:
4.5%, 11/1/2023		200,000	210,355
5.95%, 10/1/2043		150,000	159,745
EnLink Midstream Partners LP, 5.45%, 6/1/2047		420,000	435,902
Halliburton Co., 4.85%, 11/15/2035		135,000	148,983
Hess Corp., 5.8%, 4/1/2047		315,000	339,983
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		855,000	875,306
KazMunayGas National Co. JSC:
144A, 3.875%, 4/19/2022		3,000,000	3,034,410
144A, 4.75%, 4/19/2027		3,300,000	3,370,950
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042		520,000	504,868
Laredo Petroleum, Inc., 6.25%, 3/15/2023		1,305,000	1,353,937
MEG Energy Corp., 144A, 6.5%, 1/15/2025 (b)		500,000	497,500
Noble Energy, Inc., 3.85%, 1/15/2028		890,000	893,397
Noble Holding International Ltd., 5.75%, 3/16/2018		80,000	80,600
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)		615,000	630,375
6.875%, 1/15/2023		15,000	15,263
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	2,840,000	3,535,451
Range Resources Corp.:
4.875%, 5/15/2025		180,000	173,700
5.875%, 7/1/2022		155,000	158,875
Rice Energy, Inc., 7.25%, 5/1/2023		70,000	75,352
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		140,000	139,188
Weatherford International Ltd., 9.875%, 2/15/2024 (b)		800,000	856,000
Whiting Petroleum Corp., 6.25%, 4/1/2023 (b)		1,260,000	1,256,850
WPX Energy, Inc.:
6.0%, 1/15/2022		1,000,000	1,041,250
8.25%, 8/1/2023		270,000	304,088
YPF SA, 144A, 8.5%, 7/28/2025 (b)		750,000	872,250
			26,846,983
Financials 13.1%
Akbank Turk AS, 144A, 5.0%, 10/24/2022		4,500,000	4,498,812
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		245,000	245,368
Barclays PLC, 4.836%, 5/9/2028		3,000,000	3,129,499
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		150,000	168,694
BNP Paribas SA:
144A, 4.625%, 3/13/2027		1,450,000	1,550,790
144A, 6.75%, 3/14/2022		3,000,000	3,281,250
BPCE SA, 144A, 4.875%, 4/1/2026		2,000,000	2,146,416
Citigroup, Inc., 4.125%, 7/25/2028		1,500,000	1,545,267
Credit Suisse AG, 144A, 6.5%, 8/8/2023		1,500,000	1,698,750
Credit Suisse Group AG:
144A, 4.282%, 1/9/2028		525,000	547,314
144A, 7.5%, 12/11/2023		1,500,000	1,743,750
Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/2026		280,000	300,618
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		320,000	331,903
FS Investment Corp., 4.75%, 5/15/2022		450,000	467,053
HSBC Holdings PLC:
4.375%, 11/23/2026		695,000	730,880
6.0%, 5/22/2027		1,500,000	1,593,750
6.875%, 6/1/2021		1,500,000	1,655,625
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		210,000	229,525
Legg Mason, Inc., 5.625%, 1/15/2044		310,000	340,797
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		120,000	126,900
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		60,000	62,316
National Savings Bank, 144A, 5.15%, 9/10/2019		1,500,000	1,533,300
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		270,000	310,381
Royal Bank of Scotland Group PLC:
3.875%, 9/12/2023		320,000	328,205
7.5%, 8/10/2020		2,200,000	2,357,300
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		200,000	205,532
TC Ziraat Bankasi AS:
144A, 5.125%, 5/3/2022		1,800,000	1,791,918
144A, 5.125%, 9/29/2023		1,500,000	1,471,389
The Goldman Sachs Group, Inc., Series P, 5.0%, 11/10/2022 (c)		1,500,000	1,501,875
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022		1,500,000	1,518,738
UBS AG, REG S, 5.125%, 5/15/2024		1,500,000	1,598,925
Voya Financial, Inc., 4.8%, 6/15/2046		215,000	229,487
Westpac Banking Corp., 5.0%, 9/21/2027		2,605,000	2,618,228
			41,860,555
Health Care 1.2%
Allergan Funding SCS, 4.75%, 3/15/2045		41,000	43,252
Celgene Corp., 5.0%, 8/15/2045		155,000	170,677
Endo Dac:
144A, 6.0%, 7/15/2023		285,000	230,850
144A, 6.0%, 2/1/2025		200,000	159,000
Express Scripts Holding Co., 4.8%, 7/15/2046		245,000	254,520
Gilead Sciences, Inc., 4.15%, 3/1/2047		210,000	216,395
HCA, Inc., 4.5%, 2/15/2027		1,600,000	1,614,000
LifePoint Health, Inc., 5.375%, 5/1/2024		70,000	70,262
Mylan NV, 5.25%, 6/15/2046		285,000	299,186
Stryker Corp., 4.625%, 3/15/2046		120,000	131,949
Tenet Healthcare Corp., 6.75%, 6/15/2023 (b)		510,000	478,762
			3,668,853
Industrials 1.4%
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		535,000	534,331
144A, 7.75%, 3/15/2020		260,000	278,850
Covanta Holding Corp., 5.875%, 3/1/2024		195,000	195,487
FedEx Corp., 4.55%, 4/1/2046		175,000	186,358
Masonite International Corp., 144A, 5.625%, 3/15/2023		205,000	214,994
Meritor, Inc., 6.25%, 2/15/2024		100,000	106,875
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022		800,000	832,000
Ply Gem Industries, Inc., 6.5%, 2/1/2022		335,000	347,144
United Rentals North America, Inc., 5.875%, 9/15/2026		1,600,000	1,744,000
			4,440,039
Information Technology 0.9%
Cardtronics, Inc., 5.125%, 8/1/2022		130,000	132,600
Dell International LLC, 144A, 8.1%, 7/15/2036		170,000	215,589
DXC Technology Co., 4.75%, 4/15/2027		950,000	1,021,487
Expedia, Inc., 144A, 3.8%, 2/15/2028		775,000	753,988
Pitney Bowes, Inc., 3.625%, 9/15/2020		210,000	210,201
Seagate HDD Cayman, 144A, 4.25%, 3/1/2022		415,000	421,784
			2,755,649
Materials 3.4%
AK Steel Corp., 7.0%, 3/15/2027 (b)		2,000,000	2,015,000
Cascades, Inc., 144A, 5.5%, 7/15/2022		120,000	123,600
CF Industries, Inc., 144A, 4.5%, 12/1/2026		105,000	110,542
Constellium NV:
144A, 6.625%, 3/1/2025		1,000,000	1,037,500
144A, 7.875%, 4/1/2021		250,000	265,700
Evraz Group SA, 144A, 5.375%, 3/20/2023		1,600,000	1,652,480
Freeport-McMoRan, Inc., 3.875%, 3/15/2023 (b)		1,600,000	1,574,000
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		120,000	127,837
Hexion, Inc., 6.625%, 4/15/2020		255,000	226,950
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		5,000	5,206
6.875%, 2/15/2021		1,351,362	1,386,836
Teck Resources Ltd., 144A, 8.5%, 6/1/2024		60,000	68,700
Tronox Finance LLC, 144A, 7.5%, 3/15/2022		330,000	346,087
United States Steel Corp., 144A, 8.375%, 7/1/2021		110,000	120,037
Vedanta Resources PLC, 144A, 7.125%, 5/31/2023		1,600,000	1,725,600
WR Grace & Co-Conn, 144A, 5.625%, 10/1/2024		65,000	71,094
			10,857,169
Real Estate 1.4%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023 (b)		290,000	291,414
(REIT), 5.95%, 12/15/2026 (b)		530,000	528,592
Crown Castle International Corp., (REIT), 5.25%, 1/15/2023		260,000	287,766
Government Properties Income Trust, (REIT), 4.0%, 7/15/2022		730,000	741,098
Hospitality Properties Trust, (REIT), 3.95%, 1/15/2028		500,000	490,619
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028 (b)		500,000	501,678
(REIT), 4.95%, 4/1/2024		380,000	401,205
Select Income REIT:
(REIT), 4.15%, 2/1/2022		380,000	387,266
(REIT), 4.25%, 5/15/2024		145,000	146,891
VEREIT Operating Partnership LP:
(REIT), 3.95%, 8/15/2027		610,000	609,168
(REIT), 4.125%, 6/1/2021		95,000	99,261
(REIT), 4.875%, 6/1/2026		55,000	58,744
			4,543,702
Telecommunication Services 2.5%
AT&T, Inc.:
4.5%, 5/15/2035		560,000	545,849
5.15%, 2/14/2050		545,000	537,249
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		475,000	482,125
Series Y, 7.5%, 4/1/2024 (b)		500,000	531,250
Frontier Communications Corp.:
6.875%, 1/15/2025 (b)		895,000	665,379
7.125%, 1/15/2023		1,670,000	1,282,243
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020		1,600,000	1,539,520
Sprint Corp., 7.125%, 6/15/2024		1,265,000	1,367,389
Telefonica Emisiones SAU, 5.213%, 3/8/2047		340,000	374,375
Verizon Communications, Inc., 4.272%, 1/15/2036		195,000	191,274
Zayo Group LLC:
6.0%, 4/1/2023		140,000	147,175
6.375%, 5/15/2025		325,000	349,817
			8,013,645
Utilities 1.9%
Calpine Corp.:
5.375%, 1/15/2023 (b)		280,000	271,950
5.75%, 1/15/2025		130,000	123,500
Dynegy, Inc.:
7.375%, 11/1/2022 (b)		100,000	107,375
7.625%, 11/1/2024 (b)		585,000	639,113
Electricite de France SA, 144A, 4.75%, 10/13/2035		445,000	489,388
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023		2,000,000	2,045,000
NGL Energy Partners LP, 5.125%, 7/15/2019		155,000	155,000
NRG Energy, Inc., 6.25%, 5/1/2024 (b)		1,950,000	2,071,875
Southern Power Co., Series F, 4.95%, 12/15/2046		137,000	146,985
			6,050,186
Total Corporate Bonds (Cost $124,256,807)			126,188,302

Mortgage-Backed Securities Pass-Throughs 2.1%
Federal National Mortgage Association:
4.0%, with various maturities from 12/1/2040 until 12/1/2042		4,272,558	4,503,626
4.5%, 9/1/2039		2,040,319	2,191,223
Total Mortgage-Backed Securities Pass-Throughs (Cost $6,727,072)			6,694,849

Asset-Backed 3.8%
Automobile Receivables 0.1%
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		170,000	173,634
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		92,588	94,309
Citigroup Mortgage Loan Trust, "A2C", Series 2006-HE2, 1-month USD-LIBOR + 0.150%, 1.388%**, 8/25/2036		92,934	92,911
			187,220
Miscellaneous 3.6%
Apidos CLO XXI, "B", Series 2015-21A, 144A, 3-month USD-LIBOR + 2.700%, 4.054%**, 7/18/2027		2,000,000	2,017,784
Cumberland Park CLO Ltd., "C", Series 2015-2A, 144A, 3-month USD-LIBOR + 2.850%, 4.213%**, 7/20/2026		2,250,000	2,253,062
Dell Equipment Finance Trust:
"C", Series 2017-2, 144A, 2.73%, 10/24/2022		750,000	749,632
"D", Series 2017-1, 144A, 3.44%, 4/24/2023		980,000	977,947
Domino's Pizza Master Issuer LLC, "A23", Series 2017-1A, 144A, 4.118%, 7/25/2047		1,705,725	1,752,974
Dryden Senior Loan Fund, "B", Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 3.054%**, 7/18/2030		1,130,000	1,134,749
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		782,668	772,143
Venture XXVIII CLO Ltd., "A2", Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 2.717%**, 7/20/2030		2,000,000	1,995,374
			11,653,665
Total Asset-Backed (Cost $11,919,332)			12,014,519

Commercial Mortgage-Backed Securities 3.0%
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		1,850,000	1,951,322
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.546%**, 12/25/2024		7,439,377	245,922
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		3,397,674	3,190,694
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		2,800,000	2,848,222
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	129,072
JPMorgan Chase Commercial Mortgage Securities Corp., "B", Series 2005-LDP4, 5.129%, 10/15/2042		1,232,374	1,228,548
Total Commercial Mortgage-Backed Securities (Cost $9,768,212)			9,593,780

Collateralized Mortgage Obligations 6.6%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 3.584%**, 2/25/2034		179,017	178,560
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 4.119%**, 12/25/2035		535,776	544,917
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		195,354	169,649
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		347,842	346,372
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 1-month USD-LIBOR + 2.150%, 3.388%**, 9/25/2028		1,541,846	1,558,776
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		1,298,192	56,343
"H", Series 4865, 4.0%, 8/15/2044		3,240,065	3,411,009
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		7,833,425	1,586,209
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		1,468,666	120,855
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		72,399	3,078
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		125,133	5,088
"A", Series 172, Interest Only, 6.5%, 1/1/2024		245,232	34,440
Federal National Mortgage Association:
"ZL", Series 2017-55, 3.0%, 10/25/2046		1,515,056	1,385,530
"4", Series 406, Interest Only, 4.0%, 9/25/2040		1,762,468	351,921
Fredddie Mac Structured Agency Credit Risk Debt Notes, "M2", Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 3.738%**, 3/25/2030		1,000,000	1,008,956
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		8,248,289	951,600
"MZ", Series 2014-27, 3.5%, 12/20/2043		2,998,811	3,004,754
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		3,372,670	670,611
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,411,718	194,210
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		1,964,685	307,557
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		176,242	33,204
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		249,884	44,216
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		728,777	134,599
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		846,546	144,730
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		596,647	104,520
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 3.344%**, 4/25/2036		895,636	881,924
Merrill Lynch Mortgage Investors Trust:
"1A", Series 2005-2, 6-month USD-LIBOR + 1.250%, 2.665%**, 10/25/2035		483,375	484,009
"2A", Series 2003-A6, 3.78%**, 10/25/2033		336,112	337,788
RESIMAC, "A2", Series 2017-2, Australian Bank Bill Short Term Rates 1 Month Mid + 1.200%, 2.83%**, 1/15/2049	AUD	3,000,000	2,297,698
Wells Fargo Mortgage-Backed Securities Trust:
"2A16", Series 2005-AR10, 3.369%**, 6/25/2035		423,138	425,155
"2A3",Series 2004-EE, 3.399%**, 12/25/2034		239,215	238,693
Total Collateralized Mortgage Obligations (Cost $18,390,390)			21,016,971

Government & Agency Obligations 23.0%
Other Government Related (d) 4.5%
Sberbank of Russia:
144A, 5.125%, 10/29/2022		3,000,000	3,132,000
Series 7, REG S, 5.717%, 6/16/2021		500,000	541,150
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		3,555,000	4,017,292
Vnesheconombank:
REG S, 4.032%, 2/21/2023	EUR	3,735,000	4,720,523
144A, 6.025%, 7/5/2022		1,700,000	1,844,684
			14,255,649
Sovereign Bonds 17.3%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		1,500,000	1,510,320
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	106,800,000,000	8,642,433
Ivory Coast Government International Bond:
144A, 5.375%, 7/23/2024		1,700,000	1,716,150
144A, 6.375%, 3/3/2028		400,000	415,318
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		2,500,000	2,525,650
Kingdom of Bahrain, 144A, 6.125%, 8/1/2023		2,000,000	2,115,480
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	40,580,030	2,004,856
Republic of Angola, 144A, 9.5%, 11/12/2025		5,500,000	5,995,000
Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038		6,850,000	4,921,725
Republic of Argentina Inflation-Linked Bond, 5.83%, 12/31/2033	ARS	377	161
Republic of Armenia, 144A, 6.0%, 9/30/2020		1,500,000	1,579,050
Republic of Azerbaijan, 144A, 4.75%, 3/18/2024		3,500,000	3,600,065
Republic of Ghana, 144A, 9.25%, 9/15/2022 (b)		1,000,000	1,128,800
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	113,800,000	470,498
Republic of Namibia, 144A, 5.25%, 10/29/2025		3,750,000	3,809,250
Republic of Portugal, 144A, 5.125%, 10/15/2024		3,100,000	3,281,784
Republic of Senegal, 144A, 6.25%, 7/30/2024		3,100,000	3,330,330
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022		3,220,000	3,415,506
Republic of Zambia, 144A, 5.375%, 9/20/2022		2,000,000	1,910,400
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	58,160,700	2,754,873
			55,127,649
U.S. Treasury Obligations 1.2%
U.S. Treasury Bonds, 3.0%, 5/15/2047		240,000	246,028
U.S. Treasury Notes:
2.25%, 8/15/2027		585,000	578,556
2.375%, 5/15/2027		3,000,000	3,001,406
			3,825,990
Total Government & Agency Obligations (Cost $70,915,683)			73,209,288

Loan Participations and Assignments 2.7%
Senior Loans**
American Rock Salt Co., LLC, First Lien Term Loan, 1-month USD LIBOR + 3.750%, 4.992%, 5/20/2021		1,541,525	1,542,812
Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.750%, 4.09%, 1/15/2024		1,955,000	1,966,564
DaVita HealthCare Partners, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 3.992%, 6/24/2021		696,600	703,653
First Data Corp., Term Loan, 1-month USD LIBOR + 2.500%, 3.738%, 4/26/2024		503,219	505,959
MacDermid, Inc., Term Loan B6, 1-month USD LIBOR + 3.000%, 4.242%, 6/7/2023		1,208,297	1,216,857
MEG Energy Corp., Term Loan B, 3-month USD LIBOR + 3.500%, 4.833%, 12/31/2023		278,799	280,107
NRG Energy, Inc., Term Loan B, 3-month USD LIBOR + 2.250%, 3.583%, 6/30/2023		968,179	972,527
Ply Gem Industries, Inc., Term Loan, 3-month USD LIBOR + 3.000%, 4.333%, 2/1/2021		207,517	210,112
Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 4.750%, 5.99%, 4/1/2022		1,016,598	1,040,239
Total Loan Participations and Assignments (Cost $8,367,198)			8,438,830

Short-Term U.S. Treasury Obligations 4.5%
U.S. Treasury Bills:
1.18%***, 8/16/2018 (e)		3,538,000	3,499,719
1.381%***, 10/11/2018		11,042,000	10,893,755
Total Short-Term U.S. Treasury Obligations (Cost $14,400,941)			14,393,474
Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., USD-LIBOR + 14.0% PIK, 10/18/2025** (f) (Cost $548,181)		546,421	680,949

	Shares	Value ($)

Common Stocks 0.0%
Materials
GEO Specialty Chemicals, Inc.* (f)	53,783	17,894
GEO Specialty Chemicals, Inc. 144A* (f)	966	321
Total Common Stocks (Cost $131,472)		18,215

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (f) (Cost $70,220)	315	6,840

Exchange-Traded Funds 9.2%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	120,000	10,616,400
SPDR Bloomberg Barclays High Yield Bond ETF (b)	390,000	14,523,600
VanEck Vectors JPMorgan EM Local Currency Bond ETF	232,500	4,319,851
Total Exchange-Traded Funds (Cost $29,493,201)		29,459,851

Securities Lending Collateral 8.3%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.97% (g) (h) (i) (Cost $26,602,285)	26,602,285	26,602,285

Cash Equivalents 2.8%
Deutsche Central Cash Management Government Fund, 1.08% (g) (h) (Cost $9,011,633)	9,011,633	9,011,633

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $330,602,627)	105.8	337,329,786
Other Assets and Liabilities, Net	(5.8)	(18,568,429)
Net Assets	100.0	318,761,357

* Non-income producing security.

** Variable or floating rate security. These securities are shown at their current rate as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***Annualized yield at time of purchase; not a coupon rate.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2017 amounted to $25,819,109, which is 8.1% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Investment was valued using significant unobservable inputs.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(h) The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

EM: Emerging Markets

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
5 Year U.S. Treasury Note	USD	12/29/2017	80	9,408,910	9,375,000	(33,910)
Ultra 10 Year U.S. Treasury Note	USD	12/19/2017	32	4,350,563	4,285,500	(65,063)
Total unrealized depreciation						(98,973)

At October 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2017	110	13,938,818	13,742,290	196,528
2 Year U.S. Treasury Note	USD	12/29/2017	177	38,275,930	38,118,610	157,320
Federal Republic of Germany Euro-Bund	EUR	12/7/2017	50	9,453,842	9,478,963	(25,121)
Total net unrealized appreciation						328,727

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	3,000,000	USD	2,390,763	11/3/2017	94,735	State Street Bank & Trust Co.
EUR	11,407,000	USD	13,378,312	1/10/2018	34,457	Credit Agricole
MXN	61,500,000	USD	3,190,709	1/24/2018	30,810	HSBC Holdings PLC
Total unrealized appreciation					160,002

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	5,148,801	EUR	4,400,000	1/10/2018	(1,701)	State Street Bank & Trust Co.

Currency Abbreviations
ARS Argentine Peso AUD Australian Dollar EUR Euro HUF Hungarian Forint IDR Indonesian Rupiah MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$ —	$ 126,188,302	$ —	$ 126,188,302
Mortgage-Backed Securities Pass-Throughs	—	6,694,849	—	6,694,849
Asset-Backed	—	12,014,519	—	12,014,519
Commercial Mortgage-Backed Securities	—	9,593,780	—	9,593,780
Collateralized Mortgage Obligations	—	21,016,971	—	21,016,971
Government & Agency Obligations	—	73,209,288	—	73,209,288
Loan Participations and Assignments	—	8,438,830	—	8,438,830
Short-Term U.S. Treasury Obligations	—	14,393,474	—	14,393,474
Convertible Bond	—	—	680,949	680,949
Common Stocks	—	—	18,215	18,215
Warrant	—	—	6,840	6,840
Exchange-Traded Funds	29,459,851	—	—	29,459,851
Short-Term Investments (j)	35,613,918	—	—	35,613,918
Derivatives (k)
Futures Contracts	353,848	—	—	353,848
Forward Foreign Currency Contracts	—	160,002	—	160,002
Total	$ 65,427,617	$ 271,710,015	$ 706,004	$ 337,843,636
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Futures Contracts	$ (124,094)	$ —	$ —	$ (124,094)
Forward Foreign Currency Contracts	—	(1,701)	—	(1,701)
Total	$ (124,094)	$ (1,701)	$ —	$ (125,795)

There have been no transfers between fair value measurement levels during the year ended October 31, 2017.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2017
Assets
Investment in non-affiliated securities, at value (cost $294,988,709) — including $25,819,109 of securities loaned	$ 301,715,868
Investment in Deutsche Government & Agency Securities Portfolio (cost $26,602,285)*	26,602,285
Investment in Deutsche Central Cash Management Government Fund, at value (cost $9,011,633)	9,011,633
Cash	3,380,920
Foreign currency, at value (cost $952,419)	938,890
Receivable for investments sold	7,478,113
Receivable for Fund shares sold	255,981
Interest receivable	2,850,421
Unrealized appreciation on forward foreign currency contracts	160,002
Foreign taxes recoverable	6,286
Other assets	38,594
Total assets	352,438,993
Liabilities
Payable upon return of securities loaned	26,602,285
Payable for investments purchased	3,621,840
Payable for investments purchased — when-issued securities	1,500,000
Payable for Fund shares redeemed	1,326,943
Payable for variation margin on futures contracts	6,233
Unrealized depreciation on forward foreign currency contracts	1,701
Accrued management fee	129,818
Accrued Trustees' fees	3,551
Other accrued expenses and payables	485,265
Total liabilities	33,677,636
Net assets, at value	$ 318,761,357

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2017 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(158,302)
Net unrealized appreciation (depreciation) on: Investments	6,727,159
Futures	229,754
Foreign currency	(10,202)
Forward foreign currency contracts	158,301
Accumulated net realized gain (loss)	(44,756,678)
Paid-in capital	356,571,325
Net assets, at value	$ 318,761,357
Net Asset Value
Class A Net Asset Value and redemption price per share ($206,297,380 ÷ 44,446,222 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.64
Maximum offering price per share (100 ÷ 97.25 of $4.64)	$ 4.77

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($38,426,540 ÷ 8,219,659 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.67
Class R6 Net Asset Value, offering and redemption price per share ($112,015 ÷ 24,158 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.64
Class S Net Asset Value, offering and redemption price per share ($69,211,517 ÷ 14,881,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.65
Institutional Class Net Asset Value, offering and redemption price per share ($4,713,905 ÷ 1,014,210 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2017
Investment Income
Income: Dividends	$ 1,659,970
Interest (net of foreign taxes withheld of $49,517)	13,043,476
Income distributions — Deutsche Central Cash Management Government Fund	101,533
Securities lending income, net of borrower rebates	278,613
Total income	15,083,592
Expenses: Management fee	1,613,439
Administration fee	341,875
Services to shareholders	464,468
Distribution and service fees	974,708
Custodian fee	24,316
Professional fees	111,738
Reports to shareholders	58,054
Registration fees	81,362
Trustees' fees and expenses	19,253
Other	73,069
Total expenses	3,762,282
Net investment income	11,321,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,224,250
Swap contracts	4,437,295
Futures	(9,629,674)
Written options	895,988
Forward foreign currency contracts	(2,405,113)
Foreign currency	389,784
Payments by affiliates (see Note I)	5,044
(4,082,426)
Change in net unrealized appreciation (depreciation) on: Investments	3,208,614
Swap contracts	2,463,075
Futures	3,990,316
Written options	(179,880)
Forward foreign currency contracts	914,427
Foreign currency	(56,269)
10,340,283
Net gain (loss)	6,257,857
Net increase (decrease) in net assets resulting from operations	$ 17,579,167

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2017	2016
Operations: Net investment income	$ 11,321,310	$ 11,825,490
Net realized gain (loss)	(4,082,426)	(5,827,773)
Change in net unrealized appreciation (depreciation)	10,340,283	9,749,743
Net increase (decrease) in net assets resulting from operations	17,579,167	15,747,460
Distributions to shareholders from: Net investment income: Class A	(7,622,594)	(9,607,277)
Class B	—	(1,098)*
Class C	(1,175,048)	(1,544,963)
Class R6	(4,005)	(1,149)
Class S	(2,428,069)	(2,539,158)
Institutional Class	(180,558)	(284,910)
Net realized gains: Class A	—	(315,789)
Class B	—	(234)*
Class C	—	(67,137)
Class R6	—	(9)
Class S	—	(91,927)
Institutional Class	—	(9,729)
Return of capital: Class A	(314,952)	(242,542)
Class C	(48,551)	(38,999)
Class R6	(165)	(29)
Class S	(100,323)	(64,095)
Institutional Class	(7,460)	(7,192)
Total distributions	(11,881,725)	(14,816,237)
Fund share transactions: Proceeds from shares sold	63,003,069	64,383,286
Reinvestment of distributions	10,999,203	13,572,512
Payments for shares redeemed	(144,018,836)	(228,782,388)
Net increase (decrease) in net assets from Fund share transactions	(70,016,564)	(150,826,590)
Increase (decrease) in net assets	(64,319,122)	(149,895,367)
Net assets at beginning of period	383,080,479	532,975,846
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $158,302 and $567,828, respectively)	$ 318,761,357	$ 383,080,479

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 4.56	$ 4.53	$ 4.87	$ 4.88	$ 5.06
Income (loss) from investment operations: Net investment income[a]	.15	.12	.16	.19	.18
Net realized and unrealized gain (loss)	.09	.06	(.31)	.02	(.12)
Total from investment operations	.24	.18	(.15)	.21	.06
Less distributions from: Net investment income	(.15)	(.15)	(.19)	(.22)	(.22)
Net realized gains	—	(.00)*	—	—	(.02)
Return of capital	(.01)	(.00)*	—	—	—
Total distributions	(.16)	(.15)	(.19)	(.22)	(.24)
Net asset value, end of period	$ 4.64	$ 4.56	$ 4.53	$ 4.87	$ 4.88
Total Return (%)[b]	5.43	4.16[c]	(3.22)[c]	4.36[c]	1.05[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	265	341	392	420
Ratio of expenses before expense reductions (%)	1.04	1.05	1.02	1.03	1.01
Ratio of expenses after expense reductions (%)	1.04	1.04	.99	1.00	1.00
Ratio of net investment income (%)	3.38	2.73	3.40	3.96	3.55
Portfolio turnover rate (%)	135	177	168	160	157

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $(.005).

Class C	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 4.59	$ 4.57	$ 4.90	$ 4.91	$ 5.09
Income (loss) from investment operations: Net investment income[a]	.12	.09	.13	.16	.14
Net realized and unrealized gain (loss)	.09	.05	(.31)	.01	(.12)
Total from investment operations	.21	.14	(.18)	.17	.02
Less distributions from: Net investment income	(.12)	(.12)	(.15)	(.18)	(.18)
Net realized gains	—	(.00)*	—	—	(.02)
Return of capital	(.01)	(.00)*	—	—	—
Total distributions	(.13)	(.12)	(.15)	(.18)	(.20)
Net asset value, end of period	$ 4.67	$ 4.59	$ 4.57	$ 4.90	$ 4.91
Total Return (%)[b]	4.62	3.14[c]	(3.69)[c]	3.58[c]	.32[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	53	74	80	100
Ratio of expenses before expense reductions (%)	1.81	1.80	1.77	1.78	1.77
Ratio of expenses after expense reductions (%)	1.81	1.80	1.75	1.75	1.76
Ratio of net investment income (%)	2.61	1.97	2.66	3.21	2.81
Portfolio turnover rate (%)	135	177	168	160	157

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $(.005).

Class R6	Years Ended October 31,			Period Ended 10/31/14[a]
	2017	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 4.55	$ 4.53	$ 4.87	$ 4.95
Income (loss) from investment operations: Net investment income[b]	.17	.14	.16	.06
Net realized and unrealized gain (loss)	.09	.04	(.30)	(.10)
Total from investment operations	.26	.18	(.14)	(.04)
Less distributions from: Net investment income	(.16)	(.16)	(.20)	(.04)
Net realized gains	—	(.00)***	—	—
Return of capital	(.01)	(.00)***	—	—
Total distributions	(.17)	(.16)	(.20)	(.04)
Net asset value, end of period	$ 4.64	$ 4.55	$ 4.53	$ 4.87
Total Return (%)	5.71	4.08[c]	(2.98)[c]	(.82)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	112	108	10	10
Ratio of expenses before expense reductions (%)	.77	.83	.93	.69*
Ratio of expenses after expense reductions (%)	.77	.82	.90	.68*
Ratio of net investment income (%)	3.64	3.10	3.46	3.89*
Portfolio turnover rate (%)	135	177	168	160[d]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class S	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 4.57	$ 4.54	$ 4.88	$ 4.88	$ 5.06
Income (loss) from investment operations: Net investment income[a]	.16	.13	.17	.20	.19
Net realized and unrealized gain (loss)	.09	.06	(.31)	.03	(.12)
Total from investment operations	.25	.19	(.14)	.23	.07
Less distributions from: Net investment income	(.16)	(.16)	(.20)	(.23)	(.23)
Net realized gains	—	(.00)*	—	—	(.02)
Return of capital	(.01)	(.00)*	—	—	—
Total distributions	(.17)	(.16)	(.20)	(.23)	(.25)
Net asset value, end of period	$ 4.65	$ 4.57	$ 4.54	$ 4.88	$ 4.88
Total Return (%)	5.61	4.32[b]	(3.00)[b]	4.79[b]	1.26[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	59	118	128	95
Ratio of expenses before expense reductions (%)	.86	.86	.84	.82	.86
Ratio of expenses after expense reductions (%)	.86	.85	.82	.78	.79
Ratio of net investment income (%)	3.52	2.90	3.55	4.16	3.75
Portfolio turnover rate (%)	135	177	168	160	157
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $(.005).

Institutional Class	Years Ended October 31,		Period Ended 10/31/15[a]
	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 4.57	$ 4.53	$ 4.87
Income (loss) from investment operations: Net investment income[b]	.17	.13	.15
Net realized and unrealized gain (loss)	.08	.07	(.29)
Total from investment operations	.25	.20	(.14)
Less distributions from: Net investment income	(.16)	(.16)	(.20)
Net realized gains	—	(.00)***	—
Return of capital	(.01)	(.00)***	—
Total distributions	(.17)	(.16)	(.20)
Net asset value, end of period	$ 4.65	$ 4.57	$ 4.53
Total Return (%)	5.69	4.55[c]	(3.02)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6.04
Ratio of expenses before expense reductions (%)	.80	.81	.99*
Ratio of expenses after expense reductions (%)	.80	.80	.90*
Ratio of net investment income (%)	3.62	2.98	3.22*
Portfolio turnover rate (%)	135	177	168[d]

[a] For the period from November 3, 2014 (commencement of operations) to October 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2015.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Multisector Income Fund (formerly Deutsche Unconstrained Income Fund) (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to an initial or contingent deferred sales charge and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the year ended October 31, 2017 the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2017 the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017 the Fund had securities on loan, which were classified as corporate bonds, government & agency obligations and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of October 31, 2017
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Corporate Bonds	$ 13,943,537	$ —	$ —	$ —	$ 13,943,537
Government & Agency Obligations	1,160,000	—	—	—	1,160,000
Exchange-Traded Funds	11,498,748	—	—	—	11,498,748
Total Borrowings	$ 26,602,285	$ —	$ —	$ —	$ 26,602,285
Gross amount of recognized liabilities for securities lending transactions					$ 26,602,285

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $44,134,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($15,216,000) and long-term losses ($28,918,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (44,134,000)
Net unrealized appreciation (depreciation) on investments	$ 6,334,154

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $330,995,633. The net unrealized appreciation for all investments based on tax cost was $6,334,154. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $9,111,451 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,777,297.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2017	2016
Distributions from ordinary income*	$ 11,410,274	$ 14,463,380
Return of capital distributions	$ 471,451	$ 352,857

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2017 the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of October 31, 2017. For the year ended October 31, 2017 the investment in interest rate swap contracts had a total notional value generally indicative of a range from $0 to $350,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2017 the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2017. For the year ended October 31, 2017 the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $8,750,000, and the investment in credit default contracts sold had a total notional value generally indicative of a range from $0 to $40,500,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2017 the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets and on currency futures in order to hedge against anticipated currency market changes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased or written options as of October 31, 2017. For the year ended October 31, 2017 the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $1,451,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $1,111,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2017 the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2017 the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $13,505,000 to $130,050,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $13,922,000 to $82,528,000.

Forward Foreign Currency Contracts. A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2017 the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2017 the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $18,960,000 to $80,453,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $44,944,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ 353,848	$ —	$ 353,848
Foreign Exchange Contracts (b)	—	160,002	160,002
	$ 353,848	$ 160,002	$ 513,850

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	$ (124,094)	$ —	$ (124,094)
Foreign Exchange Contracts (d)	—	(1,701)	(1,701)
	$ (124,094)	$ (1,701)	$ (125,795)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Includes cumulative depreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d) Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	$ (1,439,996)	$ 621,704	$ 3,104,378	$ (9,629,674)	$ —	$ (7,343,588)
Credit Contracts (e)	—	—	1,332,917	—	—	1,332,917
Foreign Exchange Contracts (e)	154,284	274,284	—	—	(2,405,113)	(1,976,545)
	$ (1,285,712)	$ 895,988	$ 4,437,295	$ (9,629,674)	$ (2,405,113)	$ (7,987,216)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts, futures and forward foreign currency contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$ 509,462	$ (30,002)	$ 2,498,229	$ 3,990,316	$ —	$ 6,968,005
Credit Contracts (f)	—	—	(35,154)	—	—	(35,154)
Foreign Exchange Contracts (f)	177,934	(149,878)	—	—	914,427	942,483
	$ 687,396	$ (179,880)	$ 2,463,075	$ 3,990,316	$ 914,427	$ 7,875,334

Each of the above derivatives is located in the following Statement of Operations accounts:

(f) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts, futures and forward foreign currency contracts, respectively

As of October 31, 2017 the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Agricole	$ 34,457	$ —	$ —	$ 34,457
HSBC Holdings PLC	30,810	—	—	30,810
State Street Bank & Trust Co.	94,735	(1,701)	—	93,034
	$ 160,002	$ (1,701)	$ —	$ 158,301
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$ 1,701	$ (1,701)	$ —	$ —

C. Purchases and Sales of Securities

During the year ended October 31, 2017 purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $380,798,169 and $432,784,123, respectively. Purchases and sales of U.S. Treasury securities aggregated $48,742,695 and $62,621,033, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

Accordingly, for the year ended October 31, 2017 the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.47% of the Fund's average daily net assets.

For the period from November 1, 2016 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.15%
Class C	1.90%
Class R6	.90%
Class S	.90%
Institutional Class	.90%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.14%
Class C	1.89%
Class R6	.89%
Class S	.89%
Institutional Class	.89%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017 the Administration Fee was $341,875, of which $27,433 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2017 the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$ 90,285	$ 29,901
Class C	5,957	1,968
Class R6	82	35
Class S	13,779	4,873
Institutional Class	157	62
	$ 110,260	$ 36,839

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2017 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$ 331,588	$ 24,678

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$ 532,977	$ 125,498.24%
Class C	110,143	24,925.25%
	$ 643,120	$ 150,423

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2017 aggregated $8,649.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017 the CDSC for Class C shares aggregated $2,479. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2017 DDI received $2,753 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2017 the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,487, of which $11,254 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2017 the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $21,032.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,925,623	$ 18,031,401	6,430,950	$ 28,837,959
Class C	398,327	1,840,102	903,627	4,083,585
Class R6	1,606	7,473	21,262	96,864
Class S	9,152,433	41,828,635	4,462,969	20,127,096
Institutional Class	280,243	1,295,458	2,477,504	11,237,782
		$ 63,003,069		$ 64,383,286
Shares issued to shareholders in reinvestment of distributions
Class A	1,609,341	$ 7,368,180	2,116,894	$ 9,506,495
Class B	—	—	299*	1,332*
Class C	246,954	1,138,884	332,605	1,503,703
Class R6	911	4,170	263	1,187
Class S	500,104	2,299,984	502,640	2,257,964
Institutional Class	41,045	187,985	67,178	301,831
		$ 10,999,203		$ 13,572,512
Shares redeemed
Class A	(19,155,902)	$ (87,461,895)	(25,724,684)	$ (115,719,874)
Class B	—	—	(77,988)*	(346,453)*
Class C	(3,986,457)	(18,362,062)	(5,829,151)	(26,401,995)
Class R6	(2,003)	(9,312)	(5)	(22)
Class S	(7,637,681)	(35,027,178)	(18,010,852)	(81,049,633)
Institutional Class	(690,885)	(3,158,389)	(1,169,440)	(5,264,411)
		$ (144,018,836)		$ (228,782,388)
Net increase (decrease)
Class A	(13,620,938)	$ (62,062,314)	(17,176,840)	$ (77,375,420)
Class B	—	—	(77,689)*	(345,121)*
Class C	(3,341,176)	(15,383,076)	(4,592,919)	(20,814,707)
Class R6	514	2,331	21,520	98,029
Class S	2,014,856	9,101,441	(13,045,243)	(58,664,573)
Institutional Class	(369,597)	(1,674,946)	1,375,242	6,275,202
		$ (70,016,564)		$ (150,826,590)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

I. Payment by Affiliate

During the year ended October 31, 2017, the Advisor agreed to reimburse the Fund $5,044 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Multisector Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Multisector Income Fund (formerly: Deutsche Unconstrained Income Fund) (one of the funds constituting the Deutsche Income Trust) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Multisector Income Fund (one of the funds constituting the Deutsche Income Trust) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2017

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/17	$ 1,025.20	$ 1,021.20	$ 1,026.60	$ 1,026.10	$ 1,028.50
Expenses Paid per $1,000*	$ 5.16	$ 9.07	$ 3.98	$ 4.24	$ 3.78
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/17	$ 1,020.11	$ 1,016.23	$ 1,021.27	$ 1,021.02	$ 1,021.48
Expenses Paid per $1,000*	$ 5.14	$ 9.05	$ 3.97	$ 4.23	$ 3.77

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Multisector Income Fund	1.01%	1.78%	.78%	.83%	.74%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 1% of the income dividends paid during the Fund's fiscal year ended October 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $1,826,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 3% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Multisector Income Fund’s (formerly Deutsche Unconstrained Income Fund) (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2017. DIMA has also entered into a sub-advisory agreement with Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA, that has an initial term through September 30, 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

— The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Funds in Review" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and DAAM Global the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective August 1, 2017. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that DIMA pays a sub-advisory fee to DAAM Global out of its fee. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One International Place, Boston, MA 02110.

9 Appointed President and Chief Executive Officer effective December 1, 2017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KSTAX	KSTCX	KSTSX	KSTIX
CUSIP Number	25155T 510	25155T 486	25155T 478	25155T 437
Fund Number	010	310	2391	1010

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KSTZX
CUSIP Number	25155T 445
Fund Number	1691

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche MultiSector INCOME fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$80,629	$0	$8,977	$0
2016	$82,274	$0	$9,160	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$539,941	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$8,977	$502,238	$606,585	$1,117,800
2016	$9,160	$539,941	$595,469	$1,144,570

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Multisector Income Fund, a series of Deutsche Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017